Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents.
Cash and cash equivalents

13.Cash and cash equivalents

	As at December 31
(in EUR 000)	2024	2023
Short term deposit	28,220	9,158
Current accounts	5,966	12,452
Total cash and cash equivalents	34,186	21,610

Cash and cash equivalents increased to €34.2 million as at December 31, 2024, compared to €21.6 million as at December 31, 2023 with an increase of short term deposits by €19.1 million which is partially offset by a decrease of current accounts by €6.5 million. The short term deposits relate to term accounts with an initial maturity of 3 months or less, measured at amortized costs.